UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 7, 2019

ATLANTIC POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-34691	55-0886410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (617) 977-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure

On March 7, 2019,  the Company issued a press release announcing the redemption described under Item 8.01. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 8.01.                                        Other Events.

Atlantic Power Corporation (the “Company”) issued a redemption notice on March 7, 2019 to redeem the aggregate principal amount of Cdn$24,738,000 of the outstanding 6.00% series D extendible convertible unsecured subordinated debentures due December 31, 2019 (the “Series D Debentures”), representing all of the outstanding principal amount of Series D Debentures. The date of redemption has been set as April 10, 2019 (the “Redemption Date”) in accordance with the terms of the trust indenture dated as of December 17, 2009 between the Company and Computershare Trust Company of Canada (the “Canadian Trustee”), as supplemented by the fourth supplemental indenture dated November 29, 2012 among the Company, the Canadian Trustee and Computershare Trust Company, N.A. (the “U.S. Trustee” and, together with the Canadian Trustee, the “Debenture Trustee”) and as further supplemented by the fifth supplemental indenture dated as of December 11, 2012 among the Company, the Canadian Trustee and the U.S. Trustee (the indenture, as supplemented, the “Indenture”).

The redemption price for the Series D Debentures is equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date (together, the “Redemption Amount”), which the Company intends to fund from cash on hand. From and after the Redemption Date, (i) interest on the Series D Debentures will cease to accrue in accordance with the Indenture, unless the Company defaults in paying the Redemption Amount to the holders of the Series D Debentures, and (ii) the only remaining right of the holders of the Series D Debentures will be to receive payment of the Redemption Amount. Pursuant to the terms of the Indenture, upon the Company’s irrevocable deposit of the Redemption Amount with the Trustee and the taking of all of the other actions necessary under the Indenture, the Series D Debentures and the Indenture will be deemed to have been satisfied in full and discharged and the Indenture will cease to be of any further effect.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated March 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: March 7, 2019	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer